NEUBERGER & BERMAN EQUITY FUNDS
               Supplement dated October 29, 1997 to Statement of
                 Additional Information dated December 6, 1996

                             INVESTMENT INFORMATION

      Neuberger & Berman Focus Portfolio, Neuberger & Berman Genesis Portfolio and Neuberger & Berman Guardian Portfolio previously were subject to a non-fundamental policy on investments in any one issuer. This policy prohibited each of these Portfolios from purchasing "the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer." On October 23, 1997, the Board of Trustees of Equity Managers Trust voted to eliminate that non-fundamental policy.

      As diversified investment companies, the Portfolios and their corresponding Funds remain subject to a fundamental policy on investment in any one issuer, which provides that "no Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer."

      The Board of Trustees of Neuberger & Berman Equity Funds has adopted identical changes to the non-fundamental policy of the corresponding Funds.